NOTE 1 - ORGANIZATION AND GOING CONCERN	6 Months Ended
Jun. 30, 2014
Organizationand Going Concern [Abstract]
Organizationand Going Concern
NOTE 1 – BUSINESS AND GOING CONCERN

Organization

Kallo Inc. develops software designed to taking medical information from many sources, and then depositing it into a single source as an electronic medical record for each patient.

Going Concern

The accompanying unaudited consolidated financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The amounts of assets and liabilities in the consolidated financial statements do not purport to represent realizable or settlement values. The Company has incurred operating losses since inception and has an accumulated deficit of $20,046,213 at June 30, 2014. The Company is expected to incur additional losses as it develops its products and marketing channels.

The Company has met its historical working capital requirements from the sale of common shares and related party loans. In order to not burden the Company, the officer/stockholder has agreed to provide funding to the Company to pay its annual audit fees, filing costs and legal fees as long as the board of directors deems it necessary. However, there can be no assurance that such financial support shall be ongoing or available on terms or conditions acceptable to the Company. This raises substantial doubt about the Company's ability to continue as a going concern. These consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.